                                                                   Exhibit 10.50




                                LEASE AGREEMENT


                                   LANDLORD:

                             IRRADIO HOLDINGS, LTD.
                         a Florida limited partnership


                                    TENANT:

                       SPANISH BROADCASTING SYSTEM, INC.
                             a Florida corporation



                             SUITE NO. PENTHOUSE II



                       DATE: _____________________, 2000

                             IRRADIO HOLDINGS, LTD.
                        OFFICE BUILDING LEASE AGREEMENT

                   LESSEE: SPANISH BROADCASTING SYSTEM, INC.

                               TABLE OF CONTENTS

Contents                                               Page
--------                                               ----
 1.01     Leased Premises                                1
 1.02     Use of Additional Areas                        1
 1.03     Term                                           2
 2.01     Fixed Minimum Annual Rent                      2
 2.02     Additional Rent and Operating Expenses         3
 2.03     Additional Rent                                6
 3.01     Control of Common Areas by Landlord            6
 3.02     Licenses                                       7
 4.01     Services                                       8
 4.02     Directories                                    9
 5.00     Use                                            9
 6.01     Liability Insurance                            9
 6.02     Contents Insurance                             9
 6.03     Special Policy Provisions                      9
 6.04     Increase in Fire Insurance Premium            10
 6.05     Indemnification                               10
 6.06     Mutual Waiver of Subrogation                  10
 7.01     Fire or Other Casualty                        11
 7.02     Condemnation                                  13
 8.01     Events of Default                             15
 8.02     Landlord's Remedies and Obligations in
          Event of Tenant's Default                     15
 8.03     Landlord's Lien                               18
 8.04     Waiver of Defenses and Jury Trial             18
 8.05     Rights Cumulative                             19
 8.06     Attorneys' Fees                               19
 8.07     Notice of Default                             19
 8.08     Expenses of Enforcement                       19
 8.09     Surrender and Holding Over                    20
 9.00     Alterations                                   20
10.00     Trade Fixtures                                21
11.00     Quiet Enjoyment                               21
12.00     Maintenance                                   21
13.00     Signs                                         22
14.00     Parking                                       23

Table of Contents
Page Two

15.01     Memorandum of Lease                          23
15.02     Notices                                      24
15.03     Access to Leased Premises                    25
15.04     Assignment and Subletting                    25
15.05     Subordination and Attornment                 26
15.06     Mechanic's Lien                              27
15.07     Entire Agreement                             28
15.08     No Partnership                               28
15.09     Captions and Section Numbers                 28
15.10     Partial Invalidity                           28
15.11     Governing Law                                28
15.12     Waiver                                       29
15.13     Accord and Satisfaction                      29
15.14     Successors and Assigns                       29
15.15     Brokerage Indemnity                          29
15.16     Condition of Leased Premises                 30
15.17     Taxes                                        30
15.18     Prior Occupancy                              30
15.19     Time and Consent                             30
15.20     Leasehold Improvements                       30
15.21     Security Deposit                             31
15.22     Hazardous Waste                              32
15.23     Approval of Lender                           32
15.24     Estoppel Statement                           32
15.25     Rules and Regulations                        33
15.26     Guaranty                                     33
15.27     Radon Gas Disclosure                         33

Exh. A    Floor Plan
Exh. B    Legal Description
Exh. C    Work Letter
Exh. D    Rules and Regulations
Exh. E    Guaranty

                        OFFICE BUILDING LEASE AGREEMENT

     THIS LEASE AGREEMENT is made this 14 day of December, 2000, by and between IRRADIO HOLDINGS, LTD., a Florida limited partnership, having its principal place of business at 2601 South Bayshore Drive, 9th Floor, Miami, Florida 33133 ("Landlord"), and SPANISH BROADCASTING SYSTEM, INC., a Florida corporation ("Tenant").

                                   ARTICLE I

                             BASIC LEASE PROVISIONS

     Section 1.01 Leased Premises:

     Subject to and upon the terms, provisions, covenants and conditions hereinafter set forth, and each in consideration of the duties, covenants and obligations of the other hereunder, Landlord does hereby lease, demise and let to Tenant and Tenant does hereby lease, demise and let from Landlord those certain premises (hereinafter called the "Leased Premises") located in the building known as the Terremark Centre (hereinafter called the "Building") located at 2601 South Bayshore Drive, Miami, Florida, 33133, subject Leased Premises being more particularly described as follows:

     Penthouse II on the 20th Floor, the approximate boundaries and location of which are shown on the floor plan attached hereto as Exhibit "A" and made a part hereof.

     The parties agree that the Leased Premises consist of Thirteen Thousand Nine Hundred Fifty-three (13,953) square feet of leasable space. The Leased Premises are located upon a portion of that real property legally described in Exhibit "B", attached hereto and made a part hereof (hereinafter called the "Land"). The Land also includes Townhouse improvements which are not part of the Building (the "Townhouses"). The Building includes an adjoining garage but the garage (the "Garage") is not included in Building leasable square footage.

     Section 1.02 Use of Additional Areas:

     The use and occupation by Tenant of the Leased Premises shall include the non-exclusive use, in common with others entitled thereto, of the common areas, employees' parking areas, service roads, loading facilities, sidewalks and visitor car parking areas as such common areas now exist or as such common areas may hereafter be altered, modified, reduced or constructed, and other facilities as may be designated from time to time by Landlord, subject however to the terms and conditions of this Lease and to the Rules and Regulations for the use thereof as prescribed from time to time by Landlord and the


                                                 Please Initial:
                                                 /s/ [illegible]

                                                 Landlord: /s/ B   /s/
                                                         _______      ______

                                                 Tenant: /s/ Jay   /s/
                                                       _________      ______

                               Page 1 of 42 Pages
security rights of other tenants

     Section 1.03  Term:

     The term of this Lease shall be for ten years commencing on November 1, 2000 ("Commencement Date") and ending on October 31, 2010 hereinafter called the "Lease Term" or "Term"). This Lease may be sooner terminated as provided herein.

                               A R T I C L E  II

                                      RENT

     Section 2.01  Fixed Minimum Annual Rent:  (See Addendum to Lease)

     (a) Tenant shall pay Landlord as Fixed Minimum Annual Rent the sum of Four Hundred Eighteen Thousand Five Hundred Ninety and 00/100 Dollars ($418,590.00) per annum, (subject to increases as provided in Section 2.01(b) hereof), payable to Landlord in twelve (12) equal monthly installments initially, of, Thirty Four Thousand Eight Hundred Eighty-two and 50/100 Dollars ($34,882.50) (subject to increases as provided in Section 2.01(b) hereof), plus applicable Florida Sales Tax, on or before the first (1st) day of each month in advance, at the office of Landlord, above designated, or to such other recipient or place as shall be designated by Landlord from time to time, without any prior demand therefor, and without any deduction, offset or counterclaim whatsoever, except as specifically herein permitted.

                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------


                               Page 2 of 42 Pages

     (c) Tenant shall pay the Fixed Minimum Annual Rent in twelve (12) equal installments, due on the first (1st) day of each month. If the Fixed Minimum Annual Rent and the Additional Rent under this Lease is due on a day other than the first (1st) day of a month, Tenant shall pay such rent for the fractional month on a per diem basis (calculated on the basis of a thirty (30) day month) payable on the day Fixed Minimum Annual Rent is due under the terms of this Lease. Any rental payment hereunder for any other fractional month shall likewise be calculated and paid on a per diem basis.

     Section 2.02 Additional Rent and Operating Expenses:

     (a) Definitions: For purposes of this Section and other provisions of this
Lease:

         (1) The term "Tenant's Proportionate Share" shall mean that fraction, the denominator of which is the total number of leasable square feet in the Building, which is deemed to be a total of Two Hundred Ninety Four Thousand (294,000) square feet, and the numerator of which is (13,953) which is the total number of square feet which is hereby deemed to be leased and allocated to Tenant and which includes an allocation for common areas of the Building. 4.746

         (2) The term "Additional Rent" shall include Tenant's Proportionate Share of "Excess Operating Expenses" (as such term is defined is subparagraph "(c)" hereof).

     (b) For purposes of this Section, the Building's Operating Expenses shall mean all expenses paid or incurred by Landlord or on Landlord's behalf with respect to the repair, maintenance and operation of the Land and Building, including, but not limited to, the following: (i) salaries, wages, medical, surgical, union


                                        Please Initial:

                                        Landlord:  Illegible
                                                  -----------------------

                                        Tenant:    Illegible
                                                  -----------------------




                               Page 3 of 42 Pages
and general welfare benefits (including, without limitation, group life insurance) and pension payments of full-time employees of Landlord engaged exclusively in the repair, operation and maintenance of the Land or the Building; (ii) payroll taxes, worker's compensation, uniforms and related expenses for employees; (iii) the cost of all charges for security systems, alarm systems, guard service, shuttle service, garbage collection, water, sewer, gas, heat, ventilation, air-conditioning, electricity and other utilities, including any taxes on such utilities; (iv) the cost of all charges for casualty and liability insurance carried by Landlord with regard to the Land and Building and maintenance or operation thereof; (v) the cost of supplies (including, without limitation, cleaning supplies), tools, materials and equipment and sales and other taxes thereon; (vi) depreciation of hand tools and other movable equipment used in repair, maintenance or operation of the Building; (vii) the cost of all charges for window and other cleaning and janitorial and security services furnished by Landlord; (viii) amounts charged to Landlord by contractors for services, materials and supplies furnished in connection with the operation, maintenance or repair of any part of the Building or the heating, air conditioning, ventilating, plumbing, electrical, elevator, and other systems of the Building; (ix) non-capitalized repairs, replacements, alterations and improvements to the Building or the Land in accordance with generally accepted accounting principles; (x) management fees not to exceed four percent (4%) of gross receipts; (xi) the cost of any capital improvements to the Building or of any machinery or equipment installed in the Building which is made or becomes operational, as the case may be, after the expiration of the first (1st) lease year, to the extent of such cost, amortized over the useful life of the improvement, machinery or equipment (as reasonably estimated by Landlord); (xii) legal, accounting and other professional fees incurred in connection with the operation, maintenance and management of the Land and Building; (xiii) painting, refurbishing, recarpeting or redecorating any portion of the Building; (xiv) Taxes; and (xv) all other charges allocable to the repair, replacement, operation, maintenance and management of the Building or the Land in accordance with generally accepted accounting principles.


     (c) Notwithstanding the above, the following are excluded from the definition of Operating Expenses: (i) depreciation (except as provided above);
(ii) interest on and amortization of debts; (iii) leasehold improvements made for tenants of the Building; (iv) income taxes; (v) refinancing costs; (vi) the cost of any work or services performed for or separately charged to any tenant(s) of the Building (including Tenant); (vii) the cost of any repair or replacement (other than those described in (ix) and (xi) above) which would be required to be capitalized under generally accepted accounting principles;
(viii) salaries and fringe benefits for executives of Landlord; (ix) cost of repair or replacement incurred by reason of fire or other casualty, or caused by condemnation to the extent reimbursed by insurance or condemnation award;
(x) advertising and promotional expenditures; (xi) any cost or expense for which Landlord is reimbursed by any other tenant or by insurance or condemnation proceeds or otherwise; and (xii) leasing commissions. Notwithstanding anything to the contrary contained herein, any cost of Landlord to make improvements in tenants' spaces shall not be deemed to be an Operating Expense.

     (d) The term "Taxes" shall mean: (i) the aggregate amount for which the Building and the Land are


                                                           Please initial:

                                                           Landlord: [illegible]
                                                                     -----------
                                                           Tenant: [illegible]
                                                                   -------------

                               Page 4 of 42 pages
assessed by Miami-Dade County and/or the City of Miami for the purpose of imposition of real estate taxes, and (ii) any expenses incurred by Landlord in contesting such taxes or assessments, or the assessed value of the Building or the Land, which expense shall be allocated to the calendar year to which such expenses relate. Any special or other assessment or levy which is imposed upon the Land or the Building shall be added to the amount so determined and shall be deemed to be included within the term "Taxes" for the purposes hereof. If at any time during the term of this Lease, the methods of taxation prevailing on the date thereof shall be altered, such additional or substitute tax, assessment, levy, imposition, or charge, shall be deemed to be included within the term "Taxes" for the purposes hereof. To the extent that Landlord receives a tax refund, thereby reducing the Operating Expenses for a year in which an increase in Operating Expenses have been paid by Tenant, such refund shall be applied against the next Fixed Minimum Annual Rent payment becoming due under this Lease.

     (e) Additional Rent - First Calendar Year -
         (or fraction):

     Within one hundred twenty (120) days after the end of the first (1st) calendar year of the Term, Landlord will submit to Tenant an operating statement (the "Operating Statement") showing actual Operating Expenses incurred for the preceding year. Tenant shall, within ten (10) days after receipt of written demand, pay to Landlord Tenant's Proportionate Share of Operating Expenses in excess of "Base Year Operating Expenses," which term shall refer to the Operating Expenses for the Building for the calendar year 2000, adjusted to reflect 100% occupancy. The excess amount described in the preceding sentence shall be referred to as the "Excess Operating Expenses".

     (f) Future Additional Rent - Landlord's Estimate of Operating Expenses:

     For all calendar years of the Term, Landlord shall, within one hundred twenty (120) days after the end of each calendar year of the Term, furnish to Tenant Landlord's Estimate of Operating Expenses for the coming year. Tenant shall then pay to Landlord, on the first (1st) day of each calendar month as Additional Rent, an amount equal to one-twelfth (1/12) of Tenant's Proportionate Share of Landlord's good faith estimate of the Excess Operating Expenses of that year. Until Landlord shall furnish such estimate to Tenant, Tenant shall pay to Landlord, on the first (1st) day of each such month, an amount equal to the Additional Rent payable in the preceding month, if any. If there shall be any increase or decrease in the Operating Expenses for any year, whether during or after such year, Landlord shall furnish to Tenant a revised estimate and the Additional Rent (if any) shall be adjusted and paid, as the case may be. If the calendar year for which such estimate is furnished ends after the termination of this Lease, the Additional Rent payable hereunder shall be prorated to correspond to that portion of the calendar year occurring within the Term of this Lease. Provided, however, in no event shall Tenant receive a refund if the Operating Expenses of the Building are less than the Base Year Operating Expenses.


                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------


                               Page 5 of 42 Pages

     (g) Future Additional Rent - Statement of Actual Costs:

     Landlord shall also furnish to Tenant within one hundred twenty (120) days after the end of each calendar year, an Operating Statement showing actual Operating Expenses incurred for the preceding year. If the Operating Statement shows that the sums paid by Tenant pursuant to subparagraphs (e) & (f) above, exceed Tenant's Proportionate Share of Excess Operating Expenses, Landlord shall promptly permit Tenant to credit the amount thereof against subsequent payments of Additional Rent under this Article; and if the Operating Statement shows that the sums paid by Tenant were less than Tenant's Proportionate Share of Excess Operating Expenses, Tenant shall pay the amount of such deficiency within ten
(10) days after receipt of written demand. Failure or delay of Landlord to submit to Tenant the written statement referred to herein shall not be a waiver of any rights of Landlord. Tenant shall have the right to verify each Operating Statement furnished by Landlord by an examination and audit at Tenant's expense at Landlord's main offices in Miami-Dade County, Florida, so long as Tenant commences each audit within six (6) months of its receipt of the Operating Statement. Failure to commence an audit within such six month period shall be deemed a waiver of Tenant's right to challenge, object to or audit the Operating Statement.

     (h) Townhouses:

     The expenses of maintaining, operating, repairing, replacing and managing the Townhouses shall be separately accounted for by Landlord. If such expenses are attributable to both the Townhouses and the Building and/or other property, Landlord shall determine the appropriate allocation to the Townhouses or other property (other than the Land and/or Building) by comparative square footage or other reasonable method and exclude such share of the expenses from Operating Expenses.

     Section 2.03 Additional Rent.

     Any and all sums of money or charges required to be paid by Tenant under this Lease, whether or not the same be so designated, shall be considered "Additional Rent". If such amounts or charges are not paid at the time provided in this Lease, they shall, nevertheless, be collectible as Additional Rent with the next installment of Fixed Minimum Annual Rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charges as the same become due and payable hereunder, or limit any other remedy of Landlord.


                                  ARTICLE III

                        COMMON USE AREAS AND FACILITIES




                                        Please Initial:

                                        Landlord:  Illegible
                                                  -----------------------

                                        Tenant:    Illegible
                                                  -----------------------




                               Page 6 of 42 Pages

     Section 3.01 Control of Common Areas by Landlord

     All facilities furnished by Landlord in the Building and designated for the general use in common of occupants of the Building, including Tenant hereunder, its officers, agents, employees and invitees, including, but not limited to parking areas, streets, sidewalks, canopies, roadways, loading platforms, washrooms, shelters, ramps, landscaped areas, stairways, corridors, lobbies, elevators, and other similar facilities, shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to change, improve, reduce or otherwise alter the area, level, location and arrangement of such parking areas and other facilities above referred to; and to make all Rules and Regulations pertaining to and necessary for the proper operation and maintenance of the common facilities. Tenant hereunder, and any other sub-tenants and licenses, shall comply with all Rules and Regulations made by Landlord pertaining to the operation and maintenance of said common facilities, including, but not limited to, such reasonable requirements pertaining to sanitation; handling of trash and debris; loading and unloading of trucks and other vehicles; and safety and security against fires, theft, vandalism, personal injury or other hazards.

     Landlord shall have the right to close all or any portion of said areas or facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof, or the accrual of any rights to any person or the public therein; and to do and perform such other acts in and to said areas and improvements as, in the use of good business judgment, Landlord shall determine to be advisable. Landlord will cooperate and maintain the common facilities referred to above in such manner as Landlord, in its sole discretion, shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to make all Rules and Regulations pertaining to and necessary for the first-class operation and maintenance of the common areas and facilities.

     Section 3.02 Licenses:

     All common areas and facilities not within the Leased Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if any such license is revoked, or if the amount of such area is diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of Fixed Minimum Annual Rent or Additional Rent, nor shall such revocation or diminution of such area be deemed constructive or actual eviction.

                                   ARTICLE IV

                                    SERVICES

     Section 4.01:

     Landlord will furnish the following services to Tenant, at no additional cost or expense to Tenant.


                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------




                               Page 7 of 42 Pages
from Monday through Friday, except for legally recognized holidays.

     Cleaning services, of standard office quality. No carpet shampooing shall be included.

     Heat and air conditioning from 8:00 A.M. to 6:00 P.M., on Monday through Friday, and between the hours of 8:00 A.M. and 1:00 P.M. on Saturdays. Heat and air-conditioning services for hours in excess of those described above will be charged to Tenant, based on the actual cost of utilities and additional cost of wages paid to personnel directly associated with the operation of the overtime air-conditioning and/or ventilating system.

     Landlord shall furnish extermination services from time to time and shall furnish automatically operated elevator service, electrical current for normal office use and water for normal drinking and lavatory use at all times and on all days throughout the year.

     No electric current shall be used except that furnished or approved by Landlord, nor shall electric cable or wire be brought into the Leased Premises, except upon the written consent and approval of Landlord. Tenant shall use only office machines and equipment which do not overload the Building's circuits from which tenant obtains electric current. The cost of any consumption of electric current in excess of that considered by Landlord to be usual, normal and customary for office use, or which requires special circuits or equipment (the installation of which shall be at Tenant's expense after approval in writing by Landlord), shall be paid for by Tenant to Landlord as Additional Rent in an amount to be determined by Landlord based upon Landlord's estimated cost of such excess electric current consumption or based upon the actual cost thereof if such excess electric current consumption is separately metered.

     Such services shall be provided as long as Tenant is not in default under any of the terms, provisions, covenants and conditions of this Lease, subject to interruption caused by repairs, renewals, improvements, changes of services, alterations, strikes, lockouts, labor controversies, inability to obtain fuel or power, accidents, breakdowns, catastrophes, national or local emergencies, acts of God and conditions and causes beyond the control of Landlord and upon such happening, no claim for damages or abatement of Fixed Minimum Annual Rent or Additional Rent for failure to furnish any such services shall be made by Tenant or allowed by Landlord.

     Section 4.02 Directories:

     Space shall be provided on the Building directory board in the lobby and on any other general Building directory board for Tenant. Landlord shall pay the cost of initial directory listings. At Tenant's request, Landlord shall make changes in such directory listings and Tenant will reimburse Landlord for the actual cost of such service if not included in the Building's Operating Expenses. The number of spaces

                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------



                               Page 8 of 42 Pages
requested by Tenant shall not be unreasonable and Landlord reserves the right to promulgate such Rules and Regulations with respect to the allocation of such spaces.


                                   ARTICLE V

                                      USE

     Tenant shall not use, permit or suffer the use of the Leased Premises or any part thereof, for any purpose other than as a business office and for no other purpose. Tenant further agrees that the Leased Premises are leased exclusively for business purposes and may never be used at any time for residential or other purposes.


                                   ARTICLE VI

                            INSURANCE AND INDEMNITY

     Section 6.01 Liability Insurance:

     Tenant shall, during the entire Term, keep in full force and effect, a policy of public liability and property damage insurance with respect to the Leased Premises and the business operated by Tenant, and any permitted sub-tenant of Tenant in the Leased Premises, in which the limits of public liability are a single limit for liability per incident, per person and property damage of no less than One Million Dollars ($1,000,000.00) and such greater amount from time to time determined by Landlord which is customary for tenancies of comparable size, space and business use.

     Section 6.02 Contents Insurance:

     Tenant shall maintain fire insurance, naming Landlord and Tenant as insured, in an amount adequate to cover the cost of replacement of all decorations, fixtures, contents and Leasehold Improvements (as that term is defined in Article VII) in the Leased Premises in the event of fire, windstorm, vandalism, mischief, and/or casualties including special extended coverage, and said insurance shall include but not be limited to, coverage against all water damage to contents and/or personal property of Tenant and the Leasehold Improvements.

     Section 6.03 Special Policy Provisions:

     All insurance policies which Tenant is required to secure and maintain pursuant to this Article VI, shall be written by companies acceptable to the Landlord, shall name Landlord, any persons, firms or



                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------



                               Page 9 of 42 Pages
corporations designated by Landlord, and Tenant as insureds, and shall contain a clause that the insurer will not cancel or change the insurance without first giving Landlord thirty (30) days prior written notice. Further, said policies shall contain an express waiver of any right of subrogation against Landlord and other named insureds, designated by Landlord. Tenant will further deposit the policies, or certificates thereof, with Landlord together with evidence of payment of the premium, at all times, commencing with the date Tenant first enters upon the Leased Premises for any purpose. In no event shall the limits of any insurance policies required herein be considered as limiting the liability of Tenant under this Lease.

     Section 6.04 Increase of Fire Insurance Premium:

     In addition, Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Leased Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance that may be charged during the Term of this Lease or the amount of such insurance which may be carried by Landlord on the Leased Premises or the Building of which they are a part resulting from any acts or omissions of Tenant or any change in use by Tenant. In determining whether increased premiums are the result of Tenant's use of the Leased Premises, a schedule, issued by the organization in making the insurance rate on the Leased Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate for the Leased Premises.

     In the event that Tenant's occupancy causes any increase of the premium for the fire and/or casualty rates on the Leased Premises or any part thereof above the rate for the least hazardous type of occupancy legally permitted in the Leased Premises, Tenant shall pay the additional premium on the fire and/or casualty insurance policies by reason thereof. Tenant also shall pay in such event any additional premium necessitated by the character of Tenant's use of the Leased Premises on such rent insurance policy as may be carried by Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as Additional Rent.

     Section 6.05 Indemnification:

     Tenant will indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liability, and expense in connection with loss of life, personal injury and/or damage to property occurring in or about, or arising from or out of the Leased Premises and adjacent sidewalks and loading platforms or other areas occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, invitees, or employees. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such


                                        Please Initial:
                                        ---------------

                                        Landlord: /s/ [illegible]
                                                  ------------------

                                        Tenant:   /s/ [illegible]
                                                  ------------------



                              Page 10 of 42 Pages
litigation at all levels and such fees incurred in enforcing this indemnity.

     Section 6.06 Mutual Waiver of Subrogation:

     Notwithstanding anything set forth in this Lease to the contrary, Landlord and Tenant each hereby waive any and all right of recovery, claim, action or cause of action against the other, their respective agents, officers and employees (a) for any loss or damage that may occur to the Leased Premises, the Building, or any of the improvements thereto, by reason of fire, the elements or any other cause which could be insured against under the terms of a standard fire and extended coverage insurance policy or policies, with vandalism, malicious mischief and all-risk coverage, or (b) for which landlord or Tenant may be reimbursed as a result of insurance coverage affecting any loss suffered by either party, regardless of cause or origin, including the negligence of Landlord or Tenant or their respective agents, officers and employees. In addition, all insurance policies carried by either party covering the Leased Premises, the Building or contents, shall expressly waive any right on the part of the insurer against the other party for damage to or destruction of the Leased Premises, the Building or contents, resulting from the acts, omissions or negligence of the other party.

                                  ARTICLE VII

                          DESTRUCTION AND CONDEMNATION

     Section 7.01 Fire or Other Casualty:

     (a) For purposes of this section and this Lease Agreement generally, the following definitions are applicable:

     "Leasehold Improvements" refers to those interior improvements, whether made at Landlord's or Tenant's expense, made to that portion of the Building which is included within the Leased Premises in order to make the Leased Premises habitable, functional or in accordance with Tenant's needs or wants, including but not limited to electrical fixtures, plumbing fixtures, HVAC, interior walls and partitions, built-ins, doors, wall coverings, flooring and carpet, window coverings, wiring for telephone, computer and similar systems, ceilings, air handlers and appliances which are affixed to the Leased Premises. Leasehold Improvements do not include Tenants furniture, equipment or trade fixtures which are not "fixtures" to the real estate as defined by Florida common law.

     "Leased Premises" refers to the total of all space under lease by the Tenant, including the Leasehold Improvements and that portion of the Building which is within the boundaries of the Leased Premises as set forth in Section
1.01 of this Lease Agreement, but excluding all common areas.


                                        Please Initial:

                                        Landlord: [illegible]
                                                 --------------------

                                        Tenant:   [illegible]
                                                 --------------------


                              Page 11 of 42 Pages

     "Building" refers to the structure located at 2601 South Bayshore Drive, including the parking garage and all common areas, but excluding the townhouses and all Leasehold Improvements. In any particular Leased Premises, the Building is that portion which is not included within the scope of the Leasehold Improvements, including but not limited to the exterior walls, structural supports, elevator shafts, common area restrooms and exterior windows.

     "Casualty Loss" refers to any loss or damage to any property by windstorm, fire, flood, theft, or other casualty normally covered by policies of fire and extended coverage insurance.

     "Original Condition" refers to substantially the same condition any personal property, fixtures or real property was in immediately before any Casualty Loss.

     (b) In the event of a casualty loss to any part or all of the Leasehold Improvements, Landlord shall be entitled to all insurance proceeds for such loss, including those from the insurance required to be maintained by Tenant on the Leasehold Improvements as set forth in section 6.02 of this Lease Agreement. Other than the obligations with specifically imposed on Landlord in this Article VII, Landlord shall have no duty to account to Tenant for the use of such proceeds or in any way share or deliver any or all of such proceeds with or to Tenant.

     (c) In the event of a Casualty Loss to the Leased Premises which Casualty Loss does not render the Leased Premises untenable in any significant part, there shall be no rent abatement and the Landlord shall repair the Leased Premises and restore the Leasehold Improvements to their Original Condition, all within 180 days of the occurrence of the Casualty Loss.

     (d) In the event of a Casualty Loss to the Leased Premises which Casualty Loss does not render the Leased Premises more than 50% untenable, Landlord shall have the following options, one of which must be exercised by delivery of notice to Tenant no later than 120 days from the occurrence of the Casualty
Loss:

     (i) Tenant shall receive an abatement of rent in proportion to that part of the Leased Premises which is untenable retroactive to the date of such Casualty Loss and Landlord shall restore the Leased Premises to their Original Condition within 18 months of the date of the occurrence of the Casualty Loss, or

     (ii) Landlord may terminate this Lease Agreement and neither party shall have any further obligation to the other, except that Tenant shall be entitled to a refund of all rent paid from the date of the occurrence of the Casualty Loss to the date of Landlord's notice of the exercise of this option and Landlord shall still be entitled to collect and keep all insurance proceeds to which it is entitled under this Lease Agreement.


                                                 Please initial:
                                                 ---------------

                                                 Landlord: /s/ [illegible]
                                                          -------------------

                                                 Tenant:   /s/ [illegible]
                                                          -------------------

                              Page 12 of 42 Pages

     (e) In the event of a Casualty Loss to the Leased Premises which Casualty Loss renders the Leased Premises 50% or more untenable, Landlord shall have the following options, one of which must be exercised by delivery of notice to Tenant no later than 180 days from the occurrence of the Casualty Loss:

     (i) If Landlord elects to rebuild the Leased Premises, Tenant shall receive a complete abatement of all rent if it vacates the Leased Premises or an abatement of rent in proportion to that amount of the Leased Premises it does not vacate, for the time it takes Landlord to restore the Leased Premises to their Original Condition, which restoration must be accomplished within 18 months of the date of the occurrence of the Casualty Loss, or

     (ii) Landlord may terminate this Lease Agreement and neither party shall have any further obligation to the other, except that Tenant shall be entitled to a refund of all rent paid from the date of the occurrence of the Casualty Loss to the date of Landlord's notice of the exercise of this option and Landlord shall still be entitled to collect and keep all insurance proceeds to which it is entitled under this Lease Agreement.

     (f) For purposes of this Article VII, any determination of the portion of the Leased Premises which are tenable shall be made, in the first instance, by a licensed engineer retained by Landlord. The results of such determination shall be provided to Tenant. In the event Tenant disagrees with such determination, Tenant may retain its own licensed engineer who shall make his/her own determination and provide the results to Landlord. If the assessments differ by less than 5%, Landlord's assessment shall control. If the assessments differ by more than 5%, Tenant may either accept Landlord's assessment or require the two engineers to select a third engineer, whose assessment shall be binding and whose costs and fees shall be paid by whichever party's assessment was closest to that of the third engineer. If the first two engineers are incapable of selecting a third, the chief judge of the Circuit Court shall be requested to do so. All time frames set forth for Landlord to make any decision or take any action in this Article VII shall be extended by the same amount of time that elapses from the delivery of Landlord's assessment to Tenant until resolution of the assessment issue in accordance with this subparagraph.

     (g) In no event shall Landlord be obligated to spend more to repair any Casualty Loss under this Article VII than is available to Landlord in insurance proceeds for such Casualty Loss from policies of insurance maintained by Landlord and Tenant. All time frames for Landlord to make any decision or take any action under this Article VII shall be extended commensurate with any delays Landlord encounters in its dealings with the various insurance companies, so long as such delays are not the result of Landlord's lack of diligence or Landlord's negligence.

     (h) Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its agents and employees, for any loss or damage to Tenant's contents, furniture, furnishings, fixtures and any other property of the Tenant, regardless of whether such loss or damage was caused in



                                        Please Initial:

                                        Landlord: [Illegible]
                                                  ------------------

                                        Tenant:   [Illegible]
                                                  ------------------



                              Page 13 of 42 Pages
whole or in part by the negligence or fault of Landlord or its agents in the design or maintenance of the Building, the Leased Premises or the Leasehold Improvements, or any other negligence or fault of Landlord or its agents.

     Section 7.02 Condemnation:

     If the whole of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose (a sale in lieu of condemnation to be deemed a taking for the purposes of this paragraph), then the Term of this Lease shall cease and terminate as of the date of possession being required by the condemning authority and all Fixed Minimum Annual Rent and Additional Rent shall be paid through that date.

     If any part of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, and in the event that such partial taking or condemnation shall render the Leased Premises reduced by thirty percent (30%) or more and Landlord cannot provide comparable substitute space in the Building or shall render the Leased Premises unsuitable for office use, then the Term of this Lease shall cease and terminate as of the date of possession being required by the condemning authority.

     In the event of a partial taking or condemnation, which is not extensive enough to render the Lease terminable as provided above, then Landlord shall promptly restore the Leased Premises to a condition comparable to the condition at the time of such condemnation, less the portion lost in the taking, and this Lease shall continue in full force and effect, except that the Fixed Minimum Annual Rent and Tenant's Proportionate Share hereunder shall be equitably adjusted.

     If the whole or a substantial portion of the common parking areas in the Building shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then at Tenant's election the Term of this Lease shall cease and terminate as of the date of possession being required by the condemning authority unless Landlord shall take immediate steps to provide other parking facilities substantially equal to the previously existing parking areas and such substantially equal parking facilities shall be provided by Landlord at its own expense. In the event that Landlord shall provide such other substantially equal parking facilities, then this Lease shall continue in full force and effect.

     Although all damages in the event of any condemnation are to belong to Landlord, whether such damages are awarded as compensation for diminution in the value of the leasehold or the fee, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damages to Tenant's business by reason of the condemnation and for or on account of any cost or



                                        Please Initial:

                                        Landlord: [Illegible]
                                                  ------------------

                                        Tenant:   [Illegible]
                                                  ------------------



                              Page 14 of 42 Pages
loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to the extent any such awards do not diminish the awards otherwise payable to Landlord.


                                  ARTICLE VIII

                             DEFAULTS AND REMEDIES

     Section 8.01 Events of Default:

     The occurrence of any of the following shall constitute an Event of Default hereunder:

     (a) The filing of a petition by or against Tenant for adjudication as a bankrupt or insolvent, for its reorganization or for the appointment of a receiver or trustee of Tenant's property, if not vacated within thirty (30) days from the date of filing;

     (b) An assignment by Tenant for the benefit of creditors; or the taking of possession of the property of Tenant by any governmental officer or agency pursuant to statutory authority for the dissolution or liquidation of Tenant;

     (c) Failure of tenant to pay any installment of Fixed Minimum Annual Rent or Additional Rent ("Rent"), due hereunder, or any other sum herein required to be paid by Tenant, when due on the first of each month during the term of the Lease, or as required hereunder;

     (d) Tenant's failure to perform any other covenant or condition of this Lease within ten (10) days after written notice and demand, unless the failure is of such a character as to require more than ten (10) days to cure, in which event Tenant's failure to proceed diligently to cure such failure and to accomplish such cure within thirty (30) days after such notice and demand shall constitute an Event of Default;

     (e) Seizure under any levy, execution, attachment or other process of court where the same shall not be promptly vacated or stayed on appeal or otherwise or if Tenant's interest in the Leased Premises is sold by judicial sale and the sale is not promptly vacated or stayed on appeal or otherwise;

     (f) Tenant vacates or abandons substantially all of the Leased Premises;
and

     (g) The occurrence of any Event of Default by Tenant prior to the Commencement Date of the Term of this Lease.


                                                         Please initial:

                                                         Landlord: [illegible]
                                                                   -----------

                                                         Tenant: [illegible]
                                                                 -------------


                              Page 15 of 42 Pages

     Section 8.02 Landlord's Remedies and Obligations in Event of Tenant's
                  Default:

     Landlord and Tenant, each having been advised by respective counsel as to their respective rights and obligations under the existing statutory and decisional law of the State of Florida, and each being desirous of obtaining rights and obligations that might otherwise be unavailable under the existing law, have bargained for, and do hereby mutually agree, to the following remedies and procedures which shall apply in the event of an Event of Default.

     (a) Landlord shall have the right to elect to terminate Tenant's right to possession of the Leased Premises or to terminate this Lease. In the event Landlord so elects, Landlord shall give Tenant three (3) days written notice of Landlord's election and thereupon, at the expiration of said three (3) days (unless such Event of Default has then been cured), Tenant's right to possession of the Leased Premises shall terminate, whereupon Tenant shall immediately quit and surrender the Leased Premises to Landlord and Tenant further agrees that failure by Tenant to immediately surrender the Leased Premises following an Event of Default and said three (3) day notice shall render Tenant subject to the immediate issuance of a writ of possession by a court of competent jurisdiction. In the event Landlord terminates Tenant's right to possession or terminates this Lease as described in this Section 8.02(a), Tenant shall nonetheless remain liable for Rent under the terms of this Lease as though Tenant's possession and/or this Lease had continued. Landlord may, but shall have no obligation to relet the Leased Premises. Landlord may make such alterations and repairs as may be necessary in order to relet the Leased Premises, and relet said Leased Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rent and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Landlord, in attempting to relet the Leased Premises, may grant concessions of free rent, and may, at Landlord's option, make such alterations, repairs, replacements and/or decorations in the Leased Premises, as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purposes of reletting the Leased Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the Leased Premises, or in the event that the Leased Premises are relet, for failure to collect the rent therefrom under such reletting. The failure or unreasonable refusal of Landlord to relet the Leased Premises or any part or parts thereof shall not release or affect Tenant's liability for damages or Rent for the balance of the stated Term. Upon each such reletting, all rents received by Landlord from such reletting shall be applied, first, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and costs of such alterations and repairs; second, to the payment of Rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If such rents received from such reletting during any month shall be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly or may be accelerated and/or collected as described in Section 8.02(d)(iii) hereof, at Landlord's sole election. No such reentry or taking


                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------


                              Page 16 of 42 Pages
possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease or pursue any other remedy for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises, reasonable attorneys' fees, and including an amount equivalent to the Rent reserved in this Lease for the remainder of the stated Term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

     (b) As an alternative to Landlord's rights and obligations set forth in
Section 8.02(a), Landlord shall have the option not to terminate Tenant's right to possession or terminate this Lease upon an Event of Default, but rather to take no action, with this Lease continuing in full force and effect, and to enforce all of Landlord's rights under this Lease (exclusive of the rights and obligations set forth above in Section 8.02(a)), including without limitation the right to sue for and recover Rent as it become due, as well as the right to terminate this Lease.

     (c) In addition to the remedies available to Landlord as described above in
Section 8.02(a) and 8.02(b), Landlord shall also have the right to enforce any other rights or remedies otherwise applicable by operation of law and Tenant expressly waives any and all right to assert against Landlord any legal or equitable defenses and/or doctrines (however, denominated) which would limit or prohibit Landlord's right to sue for and obtain judgment against Tenant for monies due by virtue of Landlord's having prosecuted a prior suit which did not seek to collect the same monies (in whole or part) being sought in a subsequent suit. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the rights of injunction and the right to invoke any remedy allowed at law or in equity as if reentry, unlawful detainer proceedings and other remedies were not herein provided for.

     (d) In the event of termination of this Lease or termination of Tenants' right to possession (as a result of an uncured Event of Default or pursuant to Section 8.02), Landlord shall have:

     (i) The right to remove any and all persons and property from the Leased Premises, with legal process, and pursuant to such rights and remedies as the laws of the State of Florida shall then provide or permit, but Landlord shall not be obligated to effect such removal. Said property may, at Landlord's option, be stored or otherwise dealt with as provided within this Lease or as such laws may then provide or permit, including but not limited to the right of Landlord to sell or otherwise legally dispose of the same or to store the same, or any part thereof, in a warehouse or elsewhere at the expense and risk of and for the account of Tenant.


                                        Please Initial:

                                        Landlord: [Illegible]
                                                  ------------------

                                        Tenant:   [Illegible]
                                                  ------------------



                              Page 17 of 42 Pages

     (ii) The right to recover from Tenant upon termination of this Lease or termination of Tenant's right to possession under the terms of this Lease the unpaid Rent and other sums due to Landlord from Tenant which are unpaid, earned or accrued as of the effective date of termination, plus interest upon such sums as provided in Section 8.08, calculated from the due date of each such unpaid, earned or accrued item to the date of payment of such item.

     (iii) The right to recover from Tenant upon termination of Tenant's right to possession under the terms of this Lease or on termination of this Lease:

     (x) The amount by which Rent due to Landlord from Tenant under this Lease for the balance of the stated Term (which is the Term had this Lease not been terminated) exceeds the lesser of:

     A. The amount of Rent loss that Tenant proves could reasonably have been avoided by Landlord through commercially reasonable leasing activities for such period (in accordance with the reletting standards described in Section 8.02(a) above); or

     B. The net proceeds received or to be received by Landlord for such period from reletting of the Leased Premises, if any, as provided in Section 8.02(a) if the Leased Premises are relet in whole or in part pursuant to
Section 8.02(a), during the portion of the Term to which Landlord's claim of Rent pertains.

     Section 8.03 Landlord's Lien:

     Landlord shall have a first lien and security interest, paramount to all others, on every right and interest, of Tenant in and to this Lease, and upon any improvements which may hereafter be placed on the Leased Premises, and on any furnishings and equipment, including fixtures or personal property of every kind thereon, which lien and security interest is granted for the purpose of securing the performance of each and every of the covenants, conditions and obligations of this Lease to be performed and observed by Tenant. Landlord shall have at all times a valid lien for all Rent and other sums of money becoming due hereunder from Tenant, upon all goods, wares, inventory, equipment, fixtures, furniture and other personal property and effects of Tenant situated on the Leased Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearage in Rent shall first have been paid and discharged. Upon the occurrence of an Event of Default by Tenant, Landlord may, in addition to any other remedies provided herein or by law, enter upon the Leased Premises and take possession of any and all goods, wares, equipment, fixtures, furniture and other personal property and effects of Tenant situated on the Leased Premises without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, at which Landlord or his assigns may purchase, and apply the proceeds thereof, less any and all expenses connected with the taking of possession and sale of the property, as a credit against any sums due by Tenant and Tenant agrees to pay any deficiency forthwith. Tenant agrees


                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------


                              Page 18 of 42 Pages
that the said lien and security interest may be enforced by distress, foreclosure or otherwise, at the election of Landlord, that Landlord shall have all of the remedies of a secured party under the Uniform Commercial Code, and that Tenant shall execute such financing statements as shall be necessary to perfect such interest. The statutory lien for rent, if any, is not hereby waived and the express contractual lien herein granted is in addition thereto and supplementary thereto.

     Section 8.04 Waiver of Defenses and Jury Trial:

     IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT THE RESPECTIVE PARTIES HERETO SHALL AND THEY HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE LEASED PREMISES AND/OR ANY CLAIM OF INJURY OR DAMAGE, AND ANY EMERGENCY OR OTHER STATUTORY REMEDY. IT IS FURTHER AGREED THAT TENANT WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO ASSERT ANY COUNTERCLAIM, OTHER THAN ONE WHICH IS COMPULSORY UNDER APPLICABLE LAW, AGAINST LANDLORD IN ANY LEGAL PROCEEDINGS BROUGHT BY LANDLORD WHICH ARISE OUT OF OR ARE IN ANY WAY RELATED TO THIS LEASE.

     Section 8.05 Rights Cumulative:

     The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others.

     Section 8.06 Attorneys' Fees:

     Tenant further agrees that in the event its default in the performance of any of the terms, conditions, or covenants of this Lease requires Landlord, in the exercise of its sole discretion, to use the services of an attorney to attempt to or successfully remedy such default, that Tenant will reimburse Landlord for any and all reasonable expenses incurred in the use of such attorney and in any action which said attorney may take, whether suit be instituted or not. Such expenses shall include, but not be limited to legal fees, court costs, costs of filing and serving summons and/or complaint, etc.




                                        Please Initial:

                                        Landlord: /s/ [Illegible]
                                                  ------------------

                                        Tenant:   /s/ [Illegible]
                                                  ------------------



                              Page 19 of 42 Pages

     Section 8.07 Notice of Default; Service of Three-Day Notice:

     Tenant hereby agrees to designate                    , as its agent to
accept service of the statutory three (3) day notice. In addition, Tenant hereby agrees that service of said notice upon any employee of Tenant within the Leased Premises or by posting a copy of the same on the Leased Premises shall constitute effective and binding service of the same, notwithstanding any statutory requirements to the contrary.

     Section 8.08 Expenses of Enforcement:

     In the event any payment due Landlord under this Lease shall not be paid on the due date, said payment shall bear interest at the rate of eighteen percent (18%) per annum from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. In the event that it shall be necessary for Landlord to give more than one (1) written notice to Tenant during the Term of this Lease of any violation of this Lease, Landlord shall be entitled to make an administrative charge to Tenant of One Hundred Dollars ($100.00) for each such additional notice. Tenant recognizes and agrees that the charges which Landlord is entitled to make upon the conditions stated in this Section represent, at the time this Lease is made, a fair and reasonable estimate and liquidation of the costs of Landlord in the administration of the Building resulting from the events described which costs are not contemplated or included in any Rent or other charges provided to be paid by Tenant to Landlord in this Lease. Any charges becoming due under this Section of this Lease shall be added and become due with the next ensuing monthly payment of Fixed Minimum Annual Rent and shall be collectible as a part thereof.

     Section 8.09 Surrender and Holding Over:

     If Tenant or anyone claiming under Tenant shall remain in possession of the Leased Premises or any part thereof after the expiration of the Term without an agreement in writing between Landlord and Tenant with respect thereto, the person remaining in possession shall be deemed a tenant at sufferance, and, during such holding over, all Fixed Minimum Annual Rent and Additional Rent payable under this Lease shall be payable at a rate twice the rate in effect immediately prior to the expiration of the Term. In no event, however, shall such holding over be deemed or construed to constitute an extension or renewal of this Lease. Upon the expiration and termination of this Lease, either by lapse of time or otherwise, Tenant shall surrender to Landlord the Leased Premises in "broom clean" condition, and in good repair, reasonable wear and tear excepted.

                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------


                              Page 20 of 42 Pages

                                   ARTICLE IX

                                  ALTERATIONS

     Tenant shall not make any alterations, improvements, repairs, installations or removals or additions ("Alterations") to the Leased Premises during the Term of this Lease or any extension or renewal thereof, without first obtaining the written consent of Landlord, which will not be unreasonably withheld, and it shall not cut or drill into, or secure any fixture, apparatus or equipment of any kind to any part of the Leased Premises without first obtaining the written consent of Landlord. All Alterations made by Tenant as aforesaid shall remain upon the Leased Premises at the expiration or earlier termination of this Lease and shall become the property of Landlord, unless Landlord shall, prior to the expiration or termination of this Lease, have given written notice to Tenant to remove the same, in which event Tenant shall remove such Alterations and restore the Leased Premises to the same good order and condition in which it was at the commencement of this Lease. Should Tenant fail to do so, Landlord may do so, collecting, at Landlord's option, the cost and expense thereof from Tenant as Additional Rent.

     Tenant shall procure all necessary permits before making any Alterations. Tenant agrees that all Alterations done by it at its request, or anyone claiming under it, shall be done in a lien free and good and workmanlike manner of first class institutional office building quality, that the same shall be done in conformity with all laws, ordinances and regulations of all public authorities, that the structure of the Leased Premises shall not be endangered or impaired and that Tenant shall repair all damages caused by or resulting from any such Alterations.

                                   ARTICLE X

                                 TRADE FIXTURES

     All trade fixtures installed by Tenant in the Leased Premises shall be new or completely reconditioned and may remain the property of Tenant and shall be removable at the expiration or earlier termination of this Lease, provided Tenant shall not at such time be in default under any covenant or agreement contained in this Lease; provided further, that in the event of such removal, Tenant shall promptly restore the Leased Premises to their original order and condition. Any such trade fixtures not removed at or prior to such termination shall be and become the property of Landlord. All improvements and fixtures installed by Tenant, (other than trade fixtures) including, but not limited to heating equipment, lighting fixtures, air-conditioning equipment, ceiling, wall treatment, floor covering, plumbing and electrical systems and fixtures, whether or not installed by Tenant, shall not be removable by Tenant and shall become the property of Landlord without any compensation therefor to Tenant, upon the termination of this Lease.



                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                  ------------------

                                        Tenant:   /s/ [illegible]
                                                  ------------------



                              Page 21 of 42 Pages

                               A R T I C L E  XI

                                QUIET ENJOYMENT

     Upon payment by Tenant of the Fixed Minimum Annual Rent and Additional Rent herein provided, and upon the observance and the performance of all of the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the Term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless to the terms and conditions of this Lease.

                               A R T I C L E  XII

                                  MAINTENANCE

     Tenant shall, at all times, keep the Leased Premises (including maintenance of its entrances and all glass) and all interior partitions, doors, fixtures and equipment in good order, condition and repair, except for the structural portions and the lighting, (including replacement of standard lamps and bulbs), heating, plumbing fixtures and air-conditioning system of the Leased Premises, which shall be maintained by Landlord. Tenant further agrees to replace promptly at its own expense with glass of a like kind and quality any plate glass or window glass of the Leased Premises which may become cracked or broken by reason of Tenant's negligence; not to place or maintain articles in the vestibule or entry of the Leased Premises, in the hallway adjacent thereto or elsewhere on the exterior thereof; not to permit accumulations of garbage, trash, rubbish and other refuse, and to keep such refuse in proper containers (or in trash room maintained by Tenant) in the interior of the Leased Premises until removed; not to use or permit the use of any apparatus for sound reproduction or transmission or of any musical instrument in such manner that the sound so reproduced, transmitted or produced shall be audible beyond the interior of the Leased Premises; to keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the confines of the Leased Premises; not to cause or permit objectionable odors to emanate or be dispelled from the Leased Premises; to comply with all laws and ordinances and all valid rules and regulations of any Federal, State, Municipal or public authority having jurisdiction over the Leased Premises and Landlord, and all recommendations of any public or private agency having authority over insurance rates with respect to the use or occupancy of the Leased Premises by Tenant; and to conduct its business in the Leased Premises in all respects in a dignified manner and in accordance with high standards of office operation. In the event Landlord is required to make repairs to structural portions of the Leased Premises by reason of Tenant's negligent acts or omissions to act, Landlord may charge the actual cost of such repairs to Tenant and such cost shall thereafter become due as Additional Rent.


                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------


                              page 22 of 42 Pages

                                  ARTICLE XIII

                                     SIGNS

     Tenant hereby agrees that it will not place or suffer to be placed or maintained on any exterior door, wall or window of the Leased Premises any signs, awning, or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Leased Premises which is not in conformity with the Rules and Regulations of the Building as set forth by Landlord without first obtaining Landlord's written approval and consent, which shall not be unreasonably withheld. Landlord agrees and hereby consents to Tenant placing Tenant's name on the entrance to the Leased Premises. Tenant further agrees to maintain such sign, decoration, lettering, advertising matter or other thing as may be approved or provided by Landlord in good condition and repair at all times. Tenant further acknowledges that Landlord may regulate the lettering, size, placement, color and design of Tenant's sign.

                                  ARTICLE XVI

                                    PARKING

     (a) For a period of ninety (90) days after the Commencement Date of the Lease, Tenant shall be given the opportunity to obtain from Landlord and/or the Garage operator the right to park a maximum of one (1) automobile for each four hundred (400) square feet of premises leased hereunder (rounded to the nearest whole number of parking spaces) in the Garage at the prevailing monthly rates established by Landlord from time to time. Once exercised within the said ninety
(90) day period, this right, with respect to each designated automobile, or designated substitute therefor, shall continue in effect during the Term of this Lease so long as the applicable monthly parking fee shall continue to be paid to Landlord or the Garage operator as the case may be.

     Tenant and its employees shall park only in those spaces which are designated by Landlord for the use of tenants of the Building. The use of the Garage shall be governed by rules and regulations adopted from time to time by Landlord or the Garage operator.

     (b) Tenant shall furnish Landlord with a list of its employees' vehicle license numbers within fifteen (15) days after taking possession of the Leased Premises and Tenant shall thereafter notify Landlord of any change in such list within five (5) days after such change occurs. Tenant agrees to assume responsibility for compliance by its employees with the parking provisions contained herein. Tenant further agrees that upon the second notice by Landlord or its representative, that if any of Tenant's employees shall have parked its vehicle in a portion of the parking area not designated for tenants of the Building, then and in that event



                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                  ------------------

                                        Tenant:   /s/ [illegible]
                                                  ------------------



                              Page 23 of 42 Pages

Landlord shall have the power and the right to require Tenant to pay to Landlord the sum of twenty-five ($25.00) Dollars per day, per incident, for each day the violation continues.

     (c) Landlord shall not be liable for any damage whatsoever to, or any theft of, automobiles or other vehicles or the contents thereof, while in or about the Building parking area.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

     Section 15.01 Memorandum of Lease:

     The parties hereto agree that neither this Lease nor any notice thereof or reference thereto shall be recorded in any public records, except that Landlord only may request a memorandum of the pertinent portions hereof be recorded in the public records of Miami-Dade County, Florida. Such memorandum shall in all events contain the provisions of this Lease giving notice that Landlord's interest in the Leased Premises shall not be subject to any mechanic's liens as a result of any contracts entered into between Tenant and any third party, or arising out of or related to any improvements made to the Leased Premises or materials or services applied thereto which may be ordered by Tenant. In the event of such a request by Landlord, Tenant shall join in the execution of such memorandum for the purpose of recordation.

     Section 15.02 Notices:

     Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notice or demand shall not be deemed to have been duly given or served unless in writing, and either personally delivered or delivered by overnight mail or forwarded by Certified Mail, Return Receipt Requested, postage prepaid, addressed as follows:


     TO THE LANDLORD AT                 2601 South Bayshore Dr.
                                        Suite 900
                                        Miami, Florida 33133
                                        Attn: Brian K Goodkind
                                        Senior Vice President






                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------



                              Page 24 of 42 Pages

TO THE TENANT AT:
                         -------------------------------------------

                         -------------------------------------------


     Such addresses may be changed from time to time by either party by serving notices as above provided. No notice under this paragraph is effective until actually delivered to the office of the addressee as listed above.

     Section 15.03 Access to Leased Premises:

     Landlord or Landlord's agents shall have the right to enter the Leased Premises at all times to examine the same, and to show them to prospective purchasers, mortgagees, or lessees of the Building, and to make such Alterations as Landlord may deem necessary or desirable, and the Fixed Minimum Annual Rent and Additional Rent reserved herein shall not abate while said Alterations are being made by reason of loss or interruption of business of Tenant or otherwise. However, nothing herein contained shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, maintenance, or repair of the Building or any part thereof, except as otherwise herein specifically provided. In the event of an emergency, if Tenant shall not be personally present to open and permit an entry into said Leased Premises, Landlord or Landlord's agents may forcibly enter the same, without rendering Landlord or Landlord's agents liable therefore, and without in any manner affecting the obligations and covenants of this Lease.

     Section 15.04 Assignment and Subletting:

     (a) Tenant shall not assign, mortgage, pledge or encumber this Lease, in whole or in part, nor sublet the whole or any part of the Leased Premises, nor permit the use of the whole or any part of the Leased Premises, by any licensee, without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed by Landlord, if (i) the business to be conducted by such assignee and/or subtenant shall in all respects be in accordance with the provisions of this Lease, including, without limitation, the requirements relating to Tenant's permitted use of the Leased Premises, (ii) such assignee and/or subtenant shall have a net worth which is sufficient to fulfill all of Tenant's obligations under this Lease and an operating history which is substantially similar to that of Tenant, and (iii) such assignee and/or subtenant shall not be (x) an existing tenant of the Office Building or other office buildings owned and/or managed by the Landlord, or (y) an entity with which Landlord has engaged in negotiations for space in the Office Building or other office buildings owned and/or managed by Landlord within the previous twelve (12) months, or (z) any entity controlling, controlled by, under common control with, or in


                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                  ------------------

                                        Tenant:   /s/ [illegible]
                                                  ------------------



                              Page 25 of 42 Pages
any way related to the entities described in (x) and (y) above. This prohibition shall be construed to include a prohibition against any assignments or subletting by operation of law. In the event of any such assignment, subletting or licensing made with the written consent of Landlord, as aforesaid, Tenant will nevertheless remain liable for the performance of all of the terms, conditions and covenants of this Lease. Any permitted assignment, subletting or license shall be by an agreement in form and content acceptable to Landlord.

     (b) If Landlord consents to any assignment, sublease or occupancy pursuant to this Section, Tenant shall pay Landlord, as Additional Rent:

          (i) in the case of each and every assignment, an amount equal to ALL monies, property, and other consideration of every kind whatsoever paid or payable to Tenant by the assignee for such assignment and for all property of Tenant transferred to the assignee as part of the transaction (including, but not limited to, fixtures, other leasehold improvements, furniture, equipment and furnishings); and

          (ii) in the case of each and every sublease or occupancy arrangement, ALL rent, additional rent, and/or other monies, property, and consideration of every kind whatsoever paid or payable to Tenant by the subtenant under the sublease or occupant under occupancy arrangement, LESS all Rent under this Lease accruing during the term of the sublease or occupancy arrangement in respect of the subleased or occupied space (as reasonably determined by Landlord, taking into account the useable area of the Leased Premises demised under the sublease or occupancy arrangement).

     (c) No such assignment, subletting or occupancy arrangement shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as Tenant, as a release of Tenant from the further performance by Tenant of the covenants on the part of Tenant herein contained.

     (d) If Tenant is a corporation, and if at any time during the Lease Term, without the written consent of Landlord, the person or persons who own majority of its voting shares at the time of the execution of this Lease cease to own a majority of such shares (except as a result of transfers by bequest or inheritance), Tenant shall so notify Landlord and Landlord may terminate this Lease by notice to Tenant given within Ninety (90) days thereafter. Any consent by Landlord to an assignment or subletting of this Lease or occupancy arrangement shall not constitute a waiver of the necessity of such consent to any subsequent assignment, subletting or occupancy arrangement.

     Section 15.05 Subordination and Attornment:

     a) This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien of and all terms and conditions of any and all mortgages entered into by Landlord which may now or hereafter encumber the Leased Premises and/or any or all portions of the Building, and to all renewals,




                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------


                              Page 26 of 42 Pages
modifications, amendments, consolidations, replacements and extensions thereof and to any and all ground lease(s) or master lease(s) of the Building or any lien resulting from any method of financing or refinancing and all terms and conditions thereunder, now or hereafter in force against the Land and Building or upon any buildings hereafter placed upon the Land and to all advances made or hereafter to be made upon the security thereof. This subordination shall be self-operative and no further instrument of subordination shall be required for its operation. Tenant agrees, however, upon demand, to execute promptly such instruments, without expense to Landlord, as Landlord or a mortgagee may reasonably request to further evidence the subordination of this Lease to any existing or future mortgage or other security agreement, ground lease or master lease.

     (b) In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Landlord covering the Leased Premises, or in the event a deed is given in lieu of foreclosure of any such mortgage, or upon the assignment of this Lease by Landlord, Tenant shall attorn to the purchaser or grantee in lieu of foreclosure, upon any such foreclosure or sale, and recognize such purchaser or grantee in lieu of foreclosure, as Landlord under this Lease. Notwithstanding anything contained in this Lease to the contrary, such Landlord, mortgagee or purchaser at said foreclosure sale, shall not be:

     (i)   Liable for any act or omission of any prior Landlord;

     (ii) Subject to any offsets or defenses which Tenant may have against any prior Landlord;

     (iii) Bound by any Fixed Minimum Annual Rent or Additional Rent which Tenant may have paid to any prior Landlord for more than the current month; or,

     (iv) Bound by any amendment, termination or modification to Tenant's Lease which was not approved by the then existing mortgagee.


     (c) Tenant shall execute promptly any such instruments or certificates required to carry out the intent of this Section as shall be requested by Landlord and/or Landlord's mortgagee and to impose such other terms and conditions requested by Landlord or Landlord's mortgagee. Tenant hereby irrevocably appoints Landlord as attorney in fact for Tenant with full power and authority to execute and deliver in the name of Tenant, any such instruments or certificates required pursuant to this Section. If within ten (10) days after the date of a written request by Landlord to execute such instrument, Tenant shall not have executed same, Landlord may, at its option, cancel this Lease without incurring any liability on account therefor.



                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                  ------------------

                                        Tenant:   /s/ [illegible]
                                                  ------------------



                              Page 27 of 42 Pages

     Section 15.06 Mechanic's Liens:

     Tenant shall not do any act, nor is Tenant authorized to make any contract which may create or be the foundation for any lien or other encumbrance upon any interest of Landlord or any ground or underlying landlord in any portion of the Building. If, because of any act or omission (or alleged act or omission) of Tenant, any mechanic's or other lien, charge or order for the payment of money or other encumbrance shall be filed against Landlord, and/or any ground or underlying landlord, and/or any mortgagee, and/or any portion of the Building (whether or not such lien, charge, order or encumbrance is valid or enforceable as such), Tenant shall, at its own cost and expense, cause the same to be discharged of record or bonded within thirty (30) days after notice to Tenant of the filing thereof; and Tenant shall indemnify and save harmless Landlord, all ground and underlying landlord(s), and all mortgagees against and from all costs, liabilities, suits, penalties, claims and demands, including attorneys' fees and appellate attorneys' fees resulting therefrom. In the event Tenant fails to comply with the foregoing provisions of this Section, Landlord shall have the option of discharging or bonding any such lien, charge, order, or encumbrance by payment or otherwise, and Tenant agrees to reimburse Landlord for all costs, expenses and other sums of money in connection therewith (as Additional Rent) with interest at the rate of eighteen percent (18%) per annum promptly upon demand.

     Section 15.07 Entire Agreement:

     This Lease and the exhibits and addenda, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as set forth herein. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each.

     Section 15.08 No Partnership:

     Landlord shall not, in any way or for any purpose, be deemed to become a partner of Tenant, in the conduct of its business or otherwise, or joint venturer or a member of a joint enterprise, with Tenant.

     Section 15.09 Captions and Section Numbers:

     The captions, section numbers, article numbers and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such Sections or Articles of this Lease, nor in any way affect this Lease.



                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------


                              Page 28 of 42 Pages

     Section 15.10 Partial Invalidity:

     If any term, covenant or condition of this Lease, or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and each other term, covenant and condition of this Lease shall be valid and be enforced, to the fullest extent permitted by law.

     Section 15.11 Governing Law:

     This Lease has been made and executed in the State of Florida and shall be construed and enforced in accordance with the laws of the State of Florida.

     Section 15.12 Waiver:

     The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any particular breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such Rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing by the Landlord.

     Section 15.13 Accord and Satisfaction:

     No payment by Tenant or receipt by Landlord of a lesser amount other than the Rent herein stipulated shall be deemed to be other than on account of the stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

     Section 15.14 Successors and Assigns:

     All rights, obligations and liabilities herein, given to, or imposed upon the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors, sublessees and assigns of said parties; provided, however, that the liability of Landlord hereunder and any successor in interest and title to the Leased Premises shall be limited to his or its interest in the Land and Building, and no other assets of Landlord other than his or its interest in the Land and Building shall be affected by reason of


                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------



                              Page 29 of 42 Pages
any liability which Landlord or its successor in interest may have under this Lease. Any and all such liability imposed on Landlord shall terminate upon Landlord's transfer, sale, assignment or hypothecation of his or its interest in the Land and Building. If there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein and the word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease, may be given by or to any one thereof and shall have the same force and effect as if given by or to all thereof. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as aforesaid.

     Section 15.15 Brokerage Indemnity:

     Landlord and Tenant each hereby represent and warrant to the other that they have dealt with no broker, finder or similar agent, in connection with this Lease. In the event that any broker or agent claims a brokerage fee in connection with this transaction, the party who procured the services of such broker or on whose behalf such broker was working if the former cannot be determined, agrees to pay said fee and to indemnify and hold harmless the other party from and against any and all liability and expense in connection with any commissions, compensation or otherwise for the bringing about of this transaction or the consummation thereof, including reasonable attorneys' fees (in an effort to defend the brokerage claim), for the non-responsible party should it be joined in litigation.

     Section 15.16 Condition of Leased Premises:

     Taking possession of the Leased Premises by Tenant shall be conclusive evidence as against Tenant that the Leased Premises were in good and satisfactory condition when possession was so taken.

     Section 15.17 Taxes:

     Tenant shall be responsible for and shall pay before delinquency all municipal county or state taxes assessed during the Term of this Lease against any occupancy interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by Tenant.

     Tenant shall also pay to Landlord any sales, use or excise tax, or any similar tax assessed or levied with respect to the Rent received by Landlord and with respect to any amounts receivable by Landlord under this Lease or otherwise as may be now or hereafter authorized by the laws of any governmental authority having jurisdiction in the matter, whether federal, state, county or municipal.



                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                  ------------------

                                        Tenant:   /s/ [illegible]
                                                  ------------------



                              Page 30 of 42 Pages

     Section 15.18 Prior Occupancy:

     If Tenant, with Landlord's consent, shall occupy the Leased Premises prior to the beginning of the Lease Term specified in Section 1.03 hereof, all provisions of this Lease shall be in full force and effect commencing upon such occupancy, and Rent for such period shall be paid by Tenant at the rate herein specified.

     Section 15.19 Time and Consent:

     It is understood and agreed hereto that time is of the essence regarding all the terms, provisions, covenants and conditions of this Lease. Unless otherwise provided herein to the contrary, whenever the consent of either party shall be required hereunder such consent shall not be unreasonably withheld or delayed.



                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------




                              Page 31 of 42 Pages

     Section 15.21 Security Deposit:

     Tenant has deposited with Landlord the sum of $ None       as security for
the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. It is agreed that in the event tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of Rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any such Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the Leased Promises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of this Lease and after delivery of entire possession of the Leased Premises to Landlord. In the event of a sale of the Land and Building or lease thereof, Landlord shall have the right to transfer the security to the vendee or Lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security, and term agrees to look to the new Landlord solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

     In the event Landlord uses, applies or retains the whole or any part of the security deposited with Landlord in accordance with this Section 15.21, Tenant shall, within three (3) days of Landlord's demand, pay to Landlord the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount.

     Section 15.22 Hazardous Waste:

     Tenant shall not use, handle, store, display or generate in the Leased Premises any materials which are toxic, ignitable, corrosive or reactive or any other hazardous materials without compliance with any and all applicable federal, state or local laws and regulations.

     Tenant shall indemnify, defend and hold harmless Landlord against and from any and all liability, damages, judgments, costs, fees and expenses, including without limitation thereto, reasonable attorneys' fees at all levels, which may be incurred by Landlord in complying with, or curing a violation by Tenant of this Section.



                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------


                              Page 32 of 42 Pages

     Section 15.23 Approval of Lender:

     The terms and conditions of this Lease are subject to prior written approval of Landlord's mortgagee. Further, Landlord and Tenant shall not, without the prior written consent of Landlord's mortgagee, to the extent such consent is required under then existing loan documents, voluntarily by agreement terminate, cancel or surrender this Lease or any part thereof, except as provided herein, or modify this Lease or accept or pay rent of more than one month in advance of its due date.

     Section 15.24 Estoppel Statement:

     Tenant shall at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing certifying to Landlord or any current or prospective purchaser, assignee, sublessees, mortgagee (or beneficiary under a deed of trust) or underlying lessor: (a) that this Lease is unmodified and in full force and effect (or, if modified, adequately identifying such modification and certifying that this Lease as so modified is in full force and effect), (b) the commencement and termination dates of the Lease Term and the dates on which the Fixed Minimum Annual Rent, Additional Rent charges and other charges are paid, (c) whether or not there is any default by Landlord or Tenant in the performance of any term, covenant, condition, provision or agreement contained in this Lease and further whether or not there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed under this Lease and, if there are, specifying each such default, setoff, defense or counterclaim, and (d) such other matters as Landlord or Landlord's mortgagee may reasonably request in writing. Any such statement may be conclusively relied upon by any prospective purchaser, assignee, subtenant, landlord or encumbrancer of this Lease or of all or any portion of the Building. Tenant's failure to deliver such statement within such time shall be deemed a statement that this Lease is in full force and effect, without modification except as may be represented by Landlord in such request, that there are no uncured defaults in Landlord's or Tenant's performance, and that not more than one month's Fixed Minimum Annual Rent has been paid in advance. Furthermore, in the event Landlord has agreed to make and has completed the Leasehold Improvements under the applicable provisions of Sections 15.16 and 15.20 of the Leasehold Agreement, the Tenant shall provide within the ten (10) day time period referred to above, the Tenant Estoppel Certificate in the form attached hereto as Exhibit "C-1" or as subsequently modified as required by Landlord's mortgagee.

     Section 15.25 Rules and Regulations:

     Tenant shall observe those Rules and Regulations reasonably promulgated by Landlord the first of which are attached hereto as Exhibit "D" and made a part hereof. Landlord agrees that it will not modify such Rules and Regulations so as to in any way (a) reduce the obligations of Landlord under this Lease; (b) interfere with Tenant's use or enjoyment of the Leased Premises for the uses permitted hereunder or


                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------



                              Page 33 of 42 Pages
negate its rights given hereunder; (c) interfere with the conduct of Tenant's normal business; or (d) create any new material obligations or burdens upon Tenant New Rules or Regulations shall not be effective for a reasonable period of notice consistent with the nature of the matter being regulated. Landlord shall not be liable to Tenant for violation of any of said Rules and Regulations, or the breach of any term, covenant, condition, provision or agreement in any lease, by any other tenant or other party in the Building, but Landlord shall operate, manage, maintain and repair the Building in accordance with this Lease. The provisions of the Rules and Regulations provided for in this Lease are qualified in the entirety by the provisions of this Lease and in the event of conflict between this Lease and the Rules and Regulations, this Lease shall govern.

     Section 15.26 Guaranty:


     Section 15.27 Radon Gas Disclosure:

     Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.



                                        Please Initial:

                                        Landlord: /s/ [illegible]
                                                 --------------------

                                        Tenant: /s/ [illegible]
                                               ----------------------


                              Page 34 of 42 Pages

     IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease as of the date and year first above written.


Witnessed in the Presence of:           LANDLORD:
                                        IRRADIO HOLDINGS, LTD.
                                        a Florida limited partnership
/s/ signature illegible                 By: Terremark Management Services, Inc.
----------------------------            a Florida corporation, Managing Agent
As to Landlord



/s/ signature illegible                 By /s/ William J. Biondi
----------------------------               -----------------------------
As to Landlord                              William J. Biondi, President



                                        TENANT:
/s/ signature illegible                 SPANISH BROADCASTING SYSTEM, INC.
----------------------------            a Florida corporation
As to Landlord



/s/ signature illegible                 By /s/ signature illegible
----------------------------               -----------------------------
As to Tenant




                                             Please Initial

                                             Landlord:  Initial illegible
                                                        ------------------
                                             Tenant:    Initial illegible
                                                        ------------------


                              Page 35 of 42 Pages

                                  EXHIBIT "B"

                               LEGAL DESCRIPTION

     Lots 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22 and the
unnumbered Lot is also known as 32, in block 39, of the AMENDED PLAT OF NEW BISCAYNE, according to the Plat thereof, as recorded in Plat Book "B", at Page 16, of the Public Records of Dade County, Florida.

     Lot 1, Block 39, of NEW BISCAYNE, according to the Plat thereof, as recorded in Plat Book "B", at Page 16, of the Public Records of Dade County, Florida, LESS a triangular strip of land described as follows:

     Beginning at the NE corner of said Lot 1, Block 39, running thence Southwesterly along the South side of Tiger Trail Avenue, also known as Tiger Tail Avenue, 40 feet for POINT OF BEGINNING, running thence Northeasterly along the South side of Tiger Trail Avenue, also known as Tiger Tail Avenue, 40 feet to the corner of Tiger Trail Avenue, also known as Tiger Tail Avenue and Trade Street, thence running Southeasterly along the Westerly side of Trade Street 7 1/2 feet; thence Southwesterly to POINT OF BEGINNING.

     and

     All of the Lots 23, 24, 25, 26, 27, 28, 29, 30 and 31, Block 39, of NEW
BISCAYNE, according to the Plat thereof, as recorded in Plat Book "B", at Page 16, of the Public Records of Dade County, Florida.

     Lots 2, 3, and 4 Block 39, of AMENDED MAP OF NEW BISCAYNE, according to the Plat thereof, as recorded in Plat Book "B", at Page 16, of the Public Records of Dade County, Florida, together with improvements thereon.

     All of the foregoing parcel being particularly described as follows:

     BEGIN at the most southerly corner of Lot 4, Block 39, AMENDED PLAT OF NEW BISCAYNE, according to the Plat thereof, as recorded in Plat Book "B," at Page 16, of the Public Records of Dade County, Florida; thence run North 24 20'44" West along the Southwesterly boundary of said Lot 4 for a distance of 574.27 feet to the most Westerly corner thereof, thence run North 65 27'14" East along the Northwesterly boundary of a portion of Lot 1 and Lots 2, 3 and 4 of Block 39, of said AMENDED PLAT OF NEW BISCAYNE for a distance of 209.57 feet to a point of deflection; thence run North 76 04'31" East for a distance of 40.69 feet to the point of intersection with the Northeasterly boundary of said Lot 1, said point being on the Southwesterly Right-Of-Way Boundary of Aviation Avenue (formerly known as Trade Avenue); thence run South 24 24'16" East along the last described line, being also the Northeasterly boundary of portion of Lot 1, Lots 7 through 31, both inclusive and the unnumbered Lot, Block 39, of said AMENDED PLAT OF NEW BISCAYNE, for a distance of 577.62 feet to the most Easterly corner of the unnumbered Lot, said corner being on the Northwesterly Right-Of-Way boundary of South Bayshore Drive, thence run South 67 56'14" West along the last described line, being also the Southeasterly boundary of said unnumbered Lot and said Lots 2, 3 and 4, for a distance of 250.38 feet to the POINT OF BEGINNING, containing an area of 144,683.72 square feet, more or less, or 3.32 Acres, more or less.

                       EXHIBIT D - RULES AND REGULATIONS


     1. Tenant will refer all contractors, contractors' representatives and installation technicians rendering any service for Tenant, to Landlord for Landlord's supervision and/or approval before performance of any such contractual services. This shall apply to all work performed in the Building including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and installations of any and every nature affecting floors, walls, woodwork trim, windows, ceilings, equipment or any other physical portion of the Building. None of this work will be done by Tenant without Landlord's written approval first had and obtained.


     2. The work of the janitor or cleaning personnel shall not be hindered by Tenant after 5:30 p.m., and such work may be done at any time when the offices are vacant. The windows, doors, and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles, cabinets, book cases, map cases, etc., necessary to prevent unreasonable hardship to Landlord in discharging its obligation regarding cleaning service.

     3. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators or stairways, or movement through the Building entrances or lobby shall be restricted to the hours designated by Landlord from time to time. All such movement shall be as directed by Landlord and in a manner to be agreed upon between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant shall include determination by Landlord and subject to its decision and control for the time, method, and routing of movement, limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant expressly assumes all risk of damage to any and all articles so moved, as well as injury to any person or persons or the public engaged in or not engaged in such movement, including equipment, property, and personnel of Landlord, if damaged or injured as a result of any acts in connection with the performance of this service for Tenant, from the time of entering the Building until completion of the work, and Landlord shall not be liable for the act or acts of any person or persons so engaged, or any damage or loss to any property or persons resulting, directly or indirectly, from any act in connection with such service performed by or for Tenant.

     No sign or signs will be allowed in any form on the exterior of the Building or on any window or windows inside or outside of the Building and no sign or signs, except in uniform location and uniform style fixed by Landlord, will be permitted in the public corridors or on corridor doors or entrance to Tenant's space. All sign will be contracted for by Landlord for Tenant at the rate fixed by Landlord from time to time, and Tenant will be billed and pay for such service accordingly. Written consent from Landlord is an absolute prerequisite for any such sign or signs any Tenant may be so permitted to use.

     5. Tenant shall not place, install or operate on the Leased Premises or in any part of the Building, any engine, stove, machinery, or conduit mechanical operation or cook thereon or therein, or place or use in or about the Leased Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive or hazardous material without the written consent of Landlord first had and obtained. Landlord grants into Tenant the right to utilize a microwave oven in the kitchen of the Leased Premises.

     6. Landlord will not be responsible for any lost or stolen personal property, equipment, money, or jewelry from Tenant's area or public rooms regardless of whether or not such loss occurs when the area is locked against entry.

     7. No birds, animals, bicycles or vehicles shall be brought into or kept in or about the Building.

     8. No additional locks shall be placed upon any doors of the Leased Premises and Tenant shall not permit any duplicate keys to be made, but if more than two keys for any door or lock shall be desired, the additional number must be obtained from Landlord and be paid for by Tenant; each Tenant must, upon the termination of this Lease, leave the windows and doors in the Leased Premises in like condition as of the date of said Lease, and must then surrender all keys to Landlord. Landlord may permit entrance to Tenant's offices by use of passkeys controlled by Landlord or employees, contractors, or service personnel supervised or employed by Landlord.

     9. None of the entries, passages, doors, elevators, elevator doors, hallways or stairways shall be blocked or obstructed, nor shall any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas, nor may such areas be used at any time except for access or egress by Tenant, Tenant's agents, employees or invitees. Nothing shall be placed on the outside of the Building, the windows, window-sills or projections.

     10. Landlord shall have the right to determine and prescribe the weight and proper position of any unusually heavy equipment, including safes, large files, etc., that are to be placed in the Leased Premises, and only those which in the opinion of Landlord might, without reasonable probability, damage to the floors, structure and/or elevators may be moved into said Leased Premises or the existence of same in the Leased Premises.

     11. No portion of Tenant's area or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.


     12. Without the prior written consent of Landlord, Tenant shall not sell or permit the sale, at retail, of newspapers, magazines, lottery tickets, periodicals or theater tickets, in or from its Leased Premises, nor shall Tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting or any similar business in or from its Leased Premises for the service or accommodation of the occupants of any other portion of the Building, or the business of a public barber shop or a manicuring or chiropodist business or any business other than specifically provided for in Tenant's Lease.

     13. The sashes, sash-doors, windows, glass doors and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed, nor shall anything be placed upon or hung from the window sills. The water and wash closets and urinals shall not be used for any other purpose than the purposes for which they were respectively constructed, and the expense of any breakage, stoppage, or damage resulting from a violation of this rule shall be borne by Tenant whose clerks, agents, servants or licensees shall have caused it. Tenant shall not mark, paint, drill into or in any way deface the walls, ceilings, partitions, floors, wood, stone or iron work. Tenant shall not make or permit any improper noises in the Building.

     14. Only persons authorized by Landlord will be permitted to furnish ice, drinking water, towels and other similar services to Tenant, and only at hours and under regulations fixed by Landlord. Tenant shall not employ any person or persons, other than Landlord's janitor for the purpose of cleaning, or taking charge of the Leased Premises. It is understood and agreed that Landlord shall in no way be responsible to Tenant for any damage done to the furniture or other effects of Tenant by the janitor or any of his employees, or any other person, or for any loss of property of any kind whatsoever within the Leased Premises, however occurring Tenant will see each day that the windows are closed and the doors securely locked before leaving the Building.

     15. No window shades will be placed on any of the windows, excepting the shades approved by Landlord. No awnings will be allowed on any of the windows.

     16. Landlord shall have the right to prohibit any advertising by Tenant, which, in its opinion, tends to impair the reputation of the Building or its desirability as a Building for offices or for financial, insurance or other institutions and businesses of like nature; and upon written notice from the Landlord, Tenant shall refrain from or discontinue such advertising.

     17. Tenant shall have access to the halls, corridors, elevators and stairways in the Building, and to the offices leased by it twenty four (24) hours a day, seven (7) days a week. Regular access shall be available between the hours of 8:00 A.M. and 6:00 P.M., Monday through Friday. Access during other than the hours and/or days herein set forth may, however, be refused unless the person seeking admission has a pass, is properly identified or has otherwise been granted clearance by Landlord. Landlord shall in no case be liable in damages for the admission or exclusion of any person from the Building. In case of invasion, mob riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise for the safety of the tenants and protection of property in the Building.

     18. Tenant agrees not to install food or drink vending machines, or any other food service equipment.

     19. Landlord reserves the right to designate parking spaces to be assigned to Tenant and to control all of the parking areas with meters, gates, patrolmen, or any other method at Landlord's sole discretion and to levy for any space not allocated to Tenant.

     Landlord desires to maintain high standards of environment, comfort and convenience for its tenants. It will be appreciated if any undesirable conditions or lack of courtesy or attention by any of Landlord's employees is reported directly to Landlord.